LOAN SERVICING AGREEMENT

         This Loan Servicing Agreement dated December 31, 2002 (this "Agreement") between HomeGold, Inc. (the "Servicer") and EMMCO, LLC, a limited liability company organized under the laws of the State of South Carolina (the "Customer").

         WHEREAS, the Servicer desires to provide and the Customer desires to receive certain services (the "Services") including, but not limited to, the following:

         A. residential mortgage loan servicing as described in Exhibit A annexed hereto;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto agree as follows:

     1. The Servicer shall provide the Services described in Exhibit A annexed hereto for the Customer at the rates set forth in Exhibit B annexed hereto. The rates set forth in Exhibit B represent an arm's-length price that the Servicer would charge and the Customer would pay an independent third party for providing said Services.

     2. This Agreement shall expire December 31, 2003 (the "Initial Term"). Upon expiration of the Initial Term, this Agreement shall renew annually for the following calendar year (the "Renewal Term") unless the Customer or the Servicer notifies the other in writing within 60 days before the expiration of the current term that the Agreement shall not be renewed.

     3. The Servicer shall revise Exhibit B to modify the rates set forth on Exhibit B once per year after the Initial Term to reflect changes in the actual costs incurred or estimated costs to be incurred by the Servicer in providing the Services to the Customer. Customer may either accept such revised Exhibit B or terminate this Agreement upon 30 days' written notice to Servicer. If accepted by Customer, such revised Exhibit B shall be substituted for the Exhibit B then in effect and shall become effective upon the date set forth in such revised Exhibit B.

     4. (a) The Servicer and the Customer represent that Exhibit A contains a general description of the Services to be provided by the Servicer to the Customer. In performing these Services, the scope of the work undertaken and the manner of its performance shall be substantially the sam e as for similar work performed by the Servicer for transactions on its own behalf, with such modifications as may be appropriate in order to accomplish the purposes of this Agreement. The Servicer shall give the Customer reasonable notice of all system changes affecting the Customer's procedures or reports as these changes pertain to the Services.

           (b) If the changes referred to in paragraph (a) above are not acceptable to the Customer, the Customer may terminate this Agreement on thirty
(30) days' written notice to Servicer,  provided such notice is given within ten
(10) days after the Customer has received notice of such change.

    5. (a) The Customer shall furnish all data, records and materials in the manner, at the place and within the time limits determined by the Servicer to be necessary to perform the Services. The Customer shall prepare all data submitted for processing with reasonable care and in a manner acceptable to the Servicer.

           (b) If the Servicer's messenger picks up the data from the Customer, the risk of loss shall pass to the Servicer upon the Customer's submission of the data to the messenger. The risk of loss shall be on the Customer, if it utilizes its own messenger, until the data have been received by the Servicer at its loan operations center.

           (c) The Customer hereby agrees that any additional costs incurred by the Servicer because data, records or materials sent by or for the Customer are not in the form required by this Agreement or are not received by the Servicer in accordance with the time schedule established to permit the Servicer to meet its required delivery schedule are the responsibility of the Customer.

           (d) The Servicer shall not be responsible for errors resulting from any incorrect data submitted for processing by the Customer. The Servicer may, however, make minor corrections to the data if the original source documents are in error or make other minor adjustments, without charge, unless the volume of such items becomes unreasonable in the judgment of the Servicer, at which time the Servicer may notify the Customer of its intention to impose charges for such additional work at its then prevailing rates.

     6. It is understood and agreed that the performance of the Services is or might be subject to regulation and examination by authorized representatives of the Secretary of State, the Securities and Exchange Commission, or other appropriate federal or state regulatory agencies, and that each party is and shall be authorized to submit or furnish to any such regulatory agency reports, information, assurances and other data as may be required by, or reasonably requested of it, under applicable laws and regulations, including, without limitation, any appropriate notifications concerning the initiation or termination of this Agreement or any of the Services provided to the Customer.

     7. The Servicer shall, with appropriate charge, promptly make any and all modifications to forms, documents and reporting methods as may be required to comply with any statutory, regulatory, or administrative rules or other legal requirements. The Servicer, subject to Customer providing reasonable notice as established by Servicer, shall make and implement any modification to forms, documents and reporting methods required in response to such statutory, regulatory, or administrative rules or other legal requirements by such time as the modifications may be necessary.

     8. After the end of each calendar month that this Agreement is in effect, the Servicer shall invoice the Customer for all fees and charges due the Servicer, and the Customer shall pay each such invoice upon receipt thereof. The rates set forth in Exhibit B are exclusive of all taxes, however designated, imposed on any amount payable hereunder for the Services or their provision to the Customer. Any sales and use taxes, however designated, and if applicable, shall be the responsibility of and shall be paid by the Customer. If at the end of any month, there are amounts "due from" the Servicer to the Customer which are not paid, such "due from" amounts will be deemed to be an account payable to the Customer at the Servicer.

     9. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE SERVICER MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE SERVICES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     10. The liability of the Servicer to the Customer for any loss due to the Servicer's performing, or failing to perform, the Services shall be contingent upon the Customer's compliance with its obligations herein and shall be limited to those losses sustained by the Customer which are a direct result of the Servicer's gross negligence or willful misconduct; provided, however, that the Servicer's only liability to the Customer arising from any interruptions in, or delay or unavailability of, the Services or any errors or omissions in the Services or any loss of data, shall be to restore any Service which is interrupted or is delayed or becomes unavailable, as promptly as reasonably practicable and, in the case of any error or omission in a Service or loss of data, to correct such error or omission or regenerate any lost data; provided, further, that the Servicer shall not be obligated hereunder to correct any error or omission in the Services if it would not ordinarily correct such error or omission. The Customer shall retain records provided to it by the Servicer to permit reconstruction of data, records and materials provided by the Customer to the Servicer pursuant to this Agreement.

     11. The Servicer shall not be responsible or liable for its failure or delay in performance of the Services when such failure or delay arises out of, results from, or is caused by any act or omission of the Customer or by any event beyond the control of the Servicer, including, but not limited to fire, flood or other catastrophe, legal acts of a public authority, strikes, riots, or failure of communications or power supply.

     12. Notwithstanding anything contained herein to the contrary, the aggregate amount of any money damages to which the Customer and any and all other parties claiming by, through or under the Customer may be entitled as the result of any claim against the Servicer (regardless of whether such claims are based on contract, tort (including negligence and strict liability), warranty or other legal or equitable grounds) shall be limited to an amount equal to the lesser of (a) the actual amount of such losses, damages, injuries, claims, costs or expenses or (b) the aggregate annual amount payable by the Customer to the Servicer for the Service affected, as stated on Exhibit B.

     13. The Servicer shall not incur any liability or obligation under this Agreement by reason of any loss or damage to the Customer caused by an error or omission of the Servicer unless the Customer shall have informed the Servicer of such error or omission within two Servicer business days after the discovery thereof. The Customer agrees to use diligent efforts to reconstruct any lost data, records or materials, and if appropriate, to charge back to the Customer's depositors' accounts and the forwarding banks' accounts, and to obtain refunds from its depositors' forwarding banks and endorsers' banks. If the Servicer carries insurance against the type of loss incurred, the Customer agrees to cooperate in furnishing proof of loss in a form satisfactory to the Servicer's insurance company and to assist the Servicer and its insurance company in settlement of the claim.

     14. In the event of a material breach of a party's obligations under this Agreement (an "Event of Default"), the other party shall provide a written notice of such Event of Default and a demand that such Event of Default be cured. In the event the breaching party fails in good faith to cure such Event of Default within ten (10) days following receipt of such notice and demand, the non-defaulting party may terminate this Agreement and/or take legal action to obtain specific performance, injunctive and other equitable relief as well as any other remedies as may be available at law or equity subject to the limitations set forth in this Agreement.

     15. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT WILL THE SERVICER BE LIABLE FOR ANY LOST PROFITS OR OTHER INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH THE CUSTOMER MAY INCUR OR EXPERIENCE BY REASON OF HAVING ENTERED INTO OR HAVING RELIED ON THIS AGREEMENT OR ARISING OUT OF OR IN CONNECTION WITH THE SERVICES, EVEN IF THE SERVICER HAS BEEN ADVISED OR IS OTHERWISE AWARE OF THE POSSIBILITY OF SUCH DAMAGES; NOR SHALL THE SERVICER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATIONS OR POWER SUPPLY, LABOR DIFFICULTIES OR ANY OTHER SIMILAR CAUSE OR CATASTROPHE BEYOND THE SERVICER'S CONTROL.

     16. In performing the Services, the Servicer shall be deemed to have an independent contractual relationship with the Customer. Servicer shall not be deemed to have any relationship with the Customer's customers by reason of this Agreement, and in no event shall any of the Customer's customers be considered a third party beneficiary of this Agreement. To the extent that third parties may make claims against the Servicer arising out of the Services, the Customer agrees to indemnify and hold the Servicer harmless from and against all loss, liability, claim, action, demand or suits, including any claims for attorneys' fees arising therefrom.

     17. All files, documentation and programs (whether standard Servicer programs or programs developed specifically for the Customer) shall remain the property of the Servicer, unless otherwise specified in this Agreement. Upon termination of the Services, the Servicer will make available to the Customer all data contained in all master files and transaction files then available relevant to the Services. Any expense incurred by the Servicer in providing such information shall be paid for by the Customer at the Servicer's then prevailing rates.

     18. The Customer agrees to indemnify and hold the Servicer harmless against any loss, liability, claim, damage, suit or other legal action which the Servicer may suffer or be liable for by reason of any errors or omissions made, permitted to be made, caused to be made or omitted by the Customer.

     19. The Customer may not assign this Agreement or any of its rights or obligations hereunder without the written consent of the Servicer. The Servicer may assign this Agreement, or subcontract any one or more of the services to be provided under this Agreement, in whole or in part, and any of its rights and obligations (including, without limitation, its obligation to provide the Services) to any affiliate of the Servicer. Any such assignment shall not act as a release of Servicer from liability for performance under this Agreement.

     20. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of South Carolina without regard to conflict of laws principles subjecting the Agreement to the laws of another state.

     21. The Servicer will regard and preserve as confidential all data of a confidential nature related to the business of the Customer and provided by the Customer to the Servicer. The Servicer will take the same precautions to preserve such confidential information as the Servicer takes with respect to its own confidential information.

     22. The Servicer agrees that it will indemnify the Customer for any settlement payments or any costs or damages that a court awards against the Customer as a result of any claim that any software or computer programs used in providing the Services infringed a patent, copyright or other third party intellectual property right; provided, however, it is an express condition to this Agreement to indemnify Customer as set forth in this paragraph, that the Customer provide prompt written notice of such claim to the Servicer and tenders to the Servicer or, at the Servicer's request, to the owner or vendor of such software, the defense and all related settlement negotiations; and provided, further that if any such claim arises from software which the Servicer licenses from a third party, the Servicer's obligation to indemnify the Customer is limited to the amount such third party pays to the Servicer with respect to such claim for the purpose of indemnifying the Customer.

     23. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by both of the parties hereto, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by both parties.





(A) All communications and notices relating to this Agreement are to be sent:

         If to the Servicer:
              HomeGold, Inc.

              1021 Briargate Circle
              Columbia, SC  29021
              Attention: Karen A. Miller

         If to the Customer:

              EMMCO, LLC
              113 Reed Ave.
              Lexington, SC  29072
              Attention:  Ronald J. Sheppard


     (B) or to such other address as a party may designate to the other and such notices shall be deemed duly given three (3) days after mailed or upon delivery by hand or upon receipt of confirmed answer back if telephoned.


     24. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Alternatively, the parties may agree to amend this Agreement to bring it into conformity with applicable laws.


     25. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement.


     26. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.



                    End of Page - Next Page is Signature Page

                   SIGNATURE PAGE FOR LOAN SERVICING AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                            SERVICER:   HomeGold, Inc.


                                            By: /s/ Forrest E. Ferrell
                                               --------------------------------
                                               Forrest E. Ferrell, CEO



                                            CUSTOMER:   EMMCO, LLC

                                            By: /s/ Ronald J. Sheppard
                                                -------------------------------
                                                Ronald J. Sheppard, CEO

                                    EXHIBIT A
                           RESIDENTIAL LOAN SERVICING

Residential and commercial loan servicing to be provided pursuant to this Agreement shall include, but not necessarily be limited to, the following specific services:

1. Collect all sums due and payable from borrowers under the terms of each loan;

2. Deposit all payments, including late charges and other ancillary fees, made by a borrower pursuant to the terms of a loan;

3. Remittance to the Customer of principal and interest payments on loans collected. Each remittance should be net of all fees due pursuant to Exhibit B of this Agreement;

4. Reconcile account balances for any accounts established pursuant to this Agreement;

5. As used in this Agreement, the term "Escrow Payments" means all payments for whatever purpose except for principal and interest payments, late charges or other ancillary fees required by the terms of each loan or otherwise to be made under the terms of the loans. The Servicer shall apply amounts received by it that are applicable to Escrow Payments in accordance with the terms of each loan, any applicable contract of insurance, and any relevant service agreements including this Agreement. The Servicer shall keep funds received as Escrow Payments in its possession segregated from its general corporate funds pursuant to the terms of this Agreement;

6. Take all reasonable and necessary steps to cause any premises secured by a mortgage securing a loan or a mortgage or any other security interest or agreement securing a loan to be kept insured against loss or damage by fire or other hazards and for such amounts required by any servicing agreements in effect;

7. Maintain a detailed record of each loan and collection thereon. The Customer or its authorized representative may examine such records at such time or times as it may elect during the Servicer's normal business hours. Additionally, the Servicer shall maintain copies of appraisals, credit reports and other materials assessing and monitoring the continuing credit worthiness of the borrower;

8. Take all reasonable and necessary steps to comply with and use best efforts to cause the Customer to comply with any and all applicable federal and state statutes or regulations or private mortgage insurance company requirements while servicing all loans pursuant to the terms of this Agreement;

9. The Servicer shall enter all new loans and information which may be required from time to time onto the data processing software used by the Servicer to service loans for the Customer;

10. The Servicer shall, upon receipt of instructions from the Customer, cause to be recorded in the applicable county offices individual assignments of mortgages from the Servicer to the Customer;

11. The Servicer shall, upon receipt of instructions from the Customer, cause to be recorded in the applicable county offices mortgage instruments in the name of the Customer securing loans owned by the Customer;

12. The Servicer shall not subcontract the obligations set forth in this Exhibit A without Customer approval;

13. The Servicer shall ensure the maintenance of perfected collateral positions securing loans serviced pursuant to the terms of the Agreement; and

14. The Servicer shall receive fees from the Customer as consideration for the performance of services pursuant to the terms of the Agreement in accordance with Exhibit B annexed hereto.

                                    EXHIBIT B


                          SCHEDULE OF FEES FOR SERVICES

                     PERFORMED PURSUANT TO SERVICE AGREEMENT

For consideration of services provided by the Servicer on behalf of the Customer pursuant to the terms and conditions of the Agreement, the Customer shall pay the Servicer the following fees:

     Residential  Mortgage  Loan  Servicing  as set  forth in  Exhibit  A of the
     Agreement:

     The servicing fee rate shall be .50% per annum. The monthly servicing fee shall be one-twelfth (1/12) of the product of the servicing fee rate and the principal balance of residential mortgage loans funded during the month plus one-twelfth (1/12) of the product of the servicing fee rate and the outstanding principal balance at the end of the month that is greater than the principal balance of residential mortgage loans funded during the month.

     The Servicer shall be entitled to retain any ancillary income. Ancillary income shall include, but not be limited to late charges, NSF fees, satisfaction fees, assumption and modification fees, interest on custodial accounts and any prepayment penalties.